UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 29th, 2007

SWEET SUCCESS ENTERPRISES, INC.
(Name of small business issuer specified in its charter)

Nevada	000-51542	54-2088620
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

1250 NE Loop 410, Suite 630
San Antonio, Texas 78209
(Address of principal executive offices)

(210) 824-2496
(Registrant’s telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Item 9.01 Financial Statements and Exhibits.

SIGNATURES

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 25, 2007, the management of Sweet Success Enterprises, Inc. (the “Company”) accepted the resignation of Mike Launer, regional sales vice president of the Company.  Mr. Launer was employed by the Company since September 2006.  The resignation became effective immediately and was accompanied with a letter from Mr. Launer attached hereto as Exhibit 99.1 to this Form 8-K report.

Mr. Launer’s resignation letter states “I am resigning my position as regional sales vice president to pursue other interests.”

At this time, the Company has no plans to hire a replacement for Mr. Launer.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Resignation Letter dated May 25, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SWEET SUCCESS ENTERPRISES, INC.

Date: June 4, 2007	By:	/s/ William J. Gallagher
William J. Gallagher
Chief Executive Officer, Chief Financial Officer (Principal Accounting Officer) and Director